UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________

FORM 8-K
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): April 29, 2015
PBF ENERGY INC.
PBF HOLDING COMPANY LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-186007	27-2198168
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
_____________________________________________

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

_____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On April 29, 2015, PBF Rail Logistics Company LLC (the “Borrower” or “PBF Rail”), an indirect wholly-owned subsidiary of PBF Energy Inc. (“PBF Energy”) and PBF Holding Company LLC (“PBF Holding” and together with PBF Energy, the “Company”), entered into the First Amendment to Loan Agreement (as amended, the "Rail Facility") among Credit Agricole Corporate + Investment Bank as Administrative Agent, Deutsche Bank Trust Company Americas as Collateral Agent, DVB Bank SE as Syndication Agent, ING Bank, a branch of ING-DiBa AG as Documentation Agent and certain other Continuing Lenders, as defined in the agreement ("Continuing Lenders"). The Rail Facility amends the original Rail Facility dated March 26, 2014, to extend the maturity from March 31, 2016 to April 29, 2017, reduce the total commitment under the Rail Facility from $250.0 million to $150.0 million and reduce the commitment fee on the unused portion of the Rail Facility.
The lenders continue to have a perfected, first priority security interest in all of the Borrower’s assets, including but not limited to (i) the Railcars, (ii) all railcar marks and other intangibles, (iii) the rights of the Borrower under the Transportation Services Agreement (“TSA”) entered into by the Borrower and PBF Holding, (iv) the accounts of the Borrower, and (v) proceeds from the sale or other disposition of the Railcars, including insurance proceeds. In addition, the lenders received a pledge of the membership interest of the Borrower held by PBF Transportation Company LLC, a wholly-owned subsidiary of PBF Holding. In connection with the amendment of the Rail Facility, the TSA between Borrower and PBF Holding was amended to extend the term for two years from the amendment closing date.  The obligations of PBF Holding under the TSA, as amended, remain guaranteed by each of Delaware City Refining Company LLC, Paulsboro Refining Company LLC, and Toledo Refining Company LLC.
Certain of the banks included in the syndicate of Continuing Lenders participating in the Rail Facility and their respective affiliates have in the past provided, are currently providing and in the future may continue to provide, investment banking, commercial banking and other financial services to the Company in the ordinary course of business for which they have received and may in the future receive customary compensation.
The foregoing description of the Rail Facility is not complete and is subject to and qualified in its entirety by reference to the full text of the Rail Facility, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 of this current report on Form 8-K is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	First Amendment to Loan Agreement dated as of April 29, 2015, by and among PBF Rail Logistics Company LLC + Credit Agricole Corporate and Investment Bank

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:	May 4, 2015

PBF Energy Inc.
(Registrant)

		By:	/s/ Jeffrey Dill
		Name:	Jeffrey Dill
		Title:	Senior Vice President, General Counsel

Dated:	May 4, 2015

PBF Holding Company LLC
(Registrant)

		By:	/s/ Jeffrey Dill
		Name:	Jeffrey Dill
		Title:	Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Loan Agreement dated as of April 29, 2015, by and among PBF Rail Logistics Company LLC + Credit Agricole Corporate and Investment Bank